Performance Commentary | August 2024

For August 2024, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 1.39% and a net return of 1.37%. Its benchmark, the Bloomberg U.S. Aggregate Bond Index* (Bloomberg Aggregate or Benchmark), reported a return of 1.44% for the month.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data August be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to HIT’s relative performance vs. Bloomberg Aggregate* included:

•	Its ongoing yield advantage. As of August 31, HIT’s portfolio yield was 4.98% versus 4.42% for the Benchmark, offering a yield advantage of 56 bps.
•	The portfolio’s underweight to Treasuries, the worst performing asset class in the Benchmark on an excess return basis during August. The HIT portfolio had a 4.7% allocation to the sector versus 43.5% in the Bloomberg Aggregate at month end.
•	Performance by GNMA REMIC structures in the HIT’s portfolio as spreads to Treasuries tightened by approximately 6 bps during the month. On August 31, 2024, the portfolio had an 11.1% allocation to GNMA REMICS while the Benchmark had none.
•	The HIT’s overweight position to adjustable-rate securities as short-term interest rates remain elevated. The HIT ended August with an allocation of 11.2% while the Benchmark had none.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate* included:

•	The portfolio’s underweight to agency-insured, fixed-rate single family MBS, the best performing asset class in the Benchmark on an excess return basis. The HIT’s portfolio was underweight to the sector at month end, with a 14.3% allocation compared to 25.5% in the Bloomberg Aggregate.
•	The portfolio’s underweight to corporate bonds, the second-best performing sector for the month on an excess return basis. The HIT does not invest in corporate bonds, whereas the sector comprised 24.4% of the Benchmark on August 31, 2024.
•	The portfolio’s overweight to the second highest credit quality sector (i.e. AA-rated) of the investment grade universe, whose excess returns were the second lowest among the four credit ratings buckets (AAA, AA, A and BBB) of the Bloomberg Aggregate. Approximately 91.6% of the HIT portfolio carried a US government or GSE guarantee or was rated AA, compared to 72.7% for the Bloomberg Aggregate.
•	The portfolio’s short relative duration versus the Benchmark during the month, as rates rallied across the curve. The 2-, 5-, 7-, 10-, and 30-year rates decreased by approximately 34, 21, 15, 13, and 11 bps, respectively.

*	Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

Market Data

August 2024 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	1.28%	0	6.07
Agencies	0.99%	-4	3.38
Single family agency MBS (RMBS)	1.61%	35	5.77
Corporates	1.57%	19	7.08
Commercial MBS (CMBS)	1.23%	5	4.24
Asset-backed securities (ABS)	0.97%	0	2.76
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	7/31/24	8/31/24	Change
1 Month	5.366%	5.258%	-0.108%
3 Month	5.284%	5.112%	-0.172%
6 Month	5.086%	4.857%	-0.230%
1 Year	4.745%	4.402%	-0.342%
2 Year	4.257%	3.917%	-0.341%
3 Year	4.057%	3.779%	-0.279%
5 Year	3.913%	3.703%	-0.210%
7 Year	3.945%	3.799%	-0.146%
10 Year	4.030%	3.903%	-0.126%
20 Year	4.385%	4.284%	-0.101%
30 Year	4.303%	4.196%	-0.107%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors August view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and August obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

Portfolio Data On August 31, 2024

Net Assets	$6,820.92 million
Portfolio Effective Duration	5.99 years	Convexity	0.196
Portfolio Average Coupon	3.76%	Maturity	10.05 years
Portfolio Yield to Worst [1]	4.98%	Portfolio Current Yield [1]	4.03%
Number of Holdings	926	Average Price [2]	92.95

Sector Allocations: 3

Multifamily Investments	78.08%	CMBS – Agency Multifamily**	67.16%
Agency Single-Family MBS	14.60%	Agency Single-Family MBS	14.60%
U.S. Treasury	4.73%	U.S. Treasury Notes/Bonds	4.73%
Cash & Short-Term Securities	2.59%	State Housing Permanent Bonds	3.08%
		State Housing Construction Bonds	2.88%
		Direct Construction Loans	4.96%
		Cash & Short-Term Securities	2.59%
		** Includes multifamily MBS (60.66%) and MF Construction MBS (6.50%)

Quality Distribution: [3]
U.S. Government or Agency	87.36%
AAA	0.83%
AA	4.26%
A	0.00%
Not Rated	4.96%
Cash	2.59%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution (based on average life):
Cash	2.59%	5-5.99 years	14.12%	0 – 1 year	5.57%
0-0.99 years	13.97%	6-6.99 years	16.41%	1 – 2.99 years	7.55%
1-1.99 years	3.69%	7-7.99 years	11.23%	3 – 4.99 years	19.19%
2-2.99 years	8.19%	8-8.99 years	2.77%	5 – 6.99 years	20.74%
3-3.99 years	7.75%	9-9.99 years	1.02%	7 – 9.99 years	35.57%
4-4.99 years	9.18%	Over 10 years	9.09%	10 – 19.99 years	8.58%
				Greater than 20 years	2.79%

[1]	The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.
[2]	Portfolio market value weighted by current face.
[3]	Based on value of total investments and includes unfunded commitments but does not include U.S. treasury futures contracts.

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